UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Commission File Number:  000-50609

AEI INCOME & GROWTH FUND 25 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	75-3074973
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Partnership Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 22, 2026, the Company sold its 100% interest in Piedmont Health in Macon, GA to AEI Net Lease Income Fund 36 LP, an affiliate of the Company. The Company received net cash proceeds of approximately $2,589,000 for the property, which resulted in a net gain of approximately $1,126,000.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of pro forma statements. Assuming the Company had sold the property on January 1, 2025:

The Company's Investments in Real Estate would have been reduced by $690,462 and its Current Assets (cash) would have increased by $2,589,000 and Members’ Equity would have increased by $1,898,538.

For the year ended December 31, 2025, Income from Operations would have decreased $94,503, representing a decrease in rental income of $167,375, a decrease in depreciation expense of $54,091 and a decrease in property management expenses of $18,781. For the nine months ending September 30, 2026, Income from Operations would have decreased $60,830, representing a decrease in rental income of $125,531, a decrease in depreciation expense of $53,673 and a decrease in property management expenses of $11,028.

The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,862,512 to $2,768,009 and decrease from $4,196,485 to $4,135,655, which would have resulted in Net Income of $111.59 and $72.03 per Limited Member Unit outstanding for the year ended December 31, 2025 and the nine months ended September 30, 2026, respectively.

(c) Shell company transactions – Not Applicable.

(d) Exhibit 10.1 – Purchase and Sale Agreement dated October 1, 2025 between the Company and Opus Real Estate LLC, relating to the property at 1016 North Route 59, Aurora IL 60504.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Income & Growth Fund 25 LLC
Limited Partnership

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing General Partner

Date: October 27, 2026	By:	/s/ Kristin R. Waddell
Kristin R. Waddell
Chief Financial Officer